Patent Assignment and Royalty Agreement (Mymd Pharmaceuticals Inc.)	12 Months Ended
Dec. 31, 2020
Mymd Pharmaceuticals Inc. [Member]
Patent Assignment and Royalty Agreement

Note 8—Patent assignment and royalty agreement

In November 2016, the Company entered into an agreement with the holders of certain intellectual property relating to the Company’s current product candidate. Under the terms of the agreement, the counterparty assigned its rights and interest in certain patents to the Company in exchange for future royalty payments based on a fixed percentage of future revenues, as defined. The agreement is effective until the later of (1) the date of expiration of the assigned patents or (2) the date of expiration of the last strategic partnership or licensing agreement including the assigned patents.